UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              SCHEDULE 14A

              Proxy Statement Pursuant to Section 14(a) of
      the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant   [    ]

Check the appropriate box:

      [   ]Preliminary Proxy Statement
      [   ]Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
      [   ]Definitive Proxy Statement
      [ X ]Definitive Additional Materials
      [   ]Soliciting Material Pursuant to Subsection 240.14a-12


                             LANDAUER, INC.
             ----------------------------------------------
            (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
      and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           --------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           --------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

           --------------------------------------------------------------

      (5)  Total fee paid:

           --------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount Previously Paid:                       ______________
      (2)  Form, Schedule or Registration Statement No.: ______________
      (3)  Filing Party:                                 ______________
      (4)  Date Filed:                                   ______________


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                   *** EXERCISE YOUR RIGHT TO VOTE ***

   IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
        THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 10, 2011.


                 ------------------------------------------------------
LANDAUER, INC.   MEETING INFORMATION
                 -------------------

                 MEETING TYPE:          Annual

                 FOR HOLDERS AS OF:     December 10, 2010

                 DATE: February 10, 2011      TIME: 2:00 PM Local

                 LOCATION:   Sidley Austin LLP, Conference Center
                             One South Dearborn Street
                             Chicago, Illinois
                 ------------------------------------------------------

                 You are receiving this communication because you hold shares in the above named company.

                 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

                 We encourage you to access and review all of the important information contained in the proxy materials before voting.

                 ------------------------------------------------------
                 See the reverse side of this notice to obtain
                 proxy materials and voting instructions.
                 ------------------------------------------------------





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                         --- BEFORE YOU VOTE ---

                    How to Access the Proxy Materials

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PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE:

NOTICE AND PROXY STATEMENT        FORM 10-K


HOW TO VIEW ONLINE:
Have the information that is printed in the box marked by the arrow [ XXXX XXXX XXXX ] (located on the following page) and visit: www.proxyvote.com

HOW TO REQUEST AND RECEIVE A PAPER OR E-MAIL COPY:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request.
           1)    BY INTERNET:     www.proxyvote.com
           2)    BY TELEPHONE:    1-800-579-1639
           3)    BY E-MAIL*:      sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow [ XXXX XXXX XXXX ] (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 27, 2011 to facilitate timely delivery.

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                           --- HOW TO VOTE ---

            Please Choose One of the Following Voting Methods

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VOTE IN PERSON:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

VOTE BY INTERNET: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow [ XXXX XXXX XXXX ] available and follow the instructions.

VOTE BY TELEPHONE: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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------------------------
|     VOTING ITEMS     |
------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2 AND 3:

1.    Election of Directors

      NOMINEES:
      01)  Robert J. Cronin
      02)  William G. Dempsey
      03)  William E. Saxelby

2. To ratify the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2011.

3.    To approve, by non-binding advisory vote, executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR 3 YEARS:

4. To recommend, by non-binding advisory vote, the frequency with which votes on executive compensation should be held.


NOTE: Such other business as may properly come before the meeting or any adjournment thereof.